Stein Roe Mutual Funds

Semiannual Report
March 31, 1999

Photo of: Hands on Globe.

Stein Roe Equity Funds

International Funds
     International Fund


LOGO:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
--------------------------------------------------------------------------------
From the President................................................   1
   Tom Butch's thoughts on international markets and investing

Questions & Answers...............................................   4
   International Fund -- An interview with Portfolio Manager
   Gita Rao

Portfolios of Investments.........................................   9
   A complete list of investments with market values

Financial Statements..............................................   13
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   19

Financial Highlights..............................................   22
   Selected per-share data


                Must be preceded or accompanied by a prospectus.

Photo of: Thomas W. Butch


From the President
--------------------------------------------------------------------------------
To Our Shareholders
This past autumn and winter was a critical time for world equity markets. Plagued by last summer's financial crises in Asia, Latin America and Russia, the international financial community increased monetary liquidity to ward off a global recession. The central banks of more than a dozen countries followed the U.S. Federal Reserve Board's actions last fall by reducing interest rates.
   Rate reductions combined with financial support provided by the International Monetary Fund helped restore investor confidence. As a result, many of last year's most downtrodden markets--including Japan, Hong Kong, Singapore, Korea, Malaysia and Russia--bounced back to recoup much of their year-long losses.
   I am pleased to report that for the six months ended March 31, 1999, Stein Roe International Fund delivered strong performance that outpaced the results provided by the average international mutual fund as shown on page three. On the pages that follow, Gita R. Rao, International Fund's portfolio manager, reviews the portfolio's performance and positioning, and provides her outlook for world markets for the balance of fiscal 1999.

Challenges Await
   As I write this letter, the military and refugee crisis in Kosovo has put a strain on European financial markets. Currency analysts report that regional instability has prompted some investors to move investment dollars to the United States. The new euro has fallen sharply in value since its introduction on Jan. 1, 1999.
   At this time we believe it is important to reflect on the lessons of history. Exactly 50 years ago this May, U.S. resolve contained communism in Europe through the Berlin Airlift. Under the threat of being shot out of the sky, U.S. warplanes brought food and medicine to the people of East Berlin after Stalin blockaded the city.
   Today a new generation of Europeans and Americans are confronted with the challenges of assisting a war-torn people, stopping barbarous aggression and creating a climate where people can look beyond ideology and hate. It's clear to us that the level of courage and wisdom the United States and our NATO allies now display will ultimately shape the economic future not just of Eastern Europe, but the world over.
   Ten years after the Berlin Wall was torn down, much work remains to be done to bring Eastern Europe into the economic and political mainstream, and many painful setbacks have occurred, generating much cynicism. Still, a lot of progress has been made. Poland, Hungary and the Czech Republic are now part of NATO, have equity markets and relatively free economies.

--------------------------------------------------------------------------------
 It's clear to us that the level of courage and wisdom the United States and our
  NATO allies now display will ultimately shape the economic future not just of
                       Eastern Europe, but the world over.
--------------------------------------------------------------------------------

   In the short run, economic growth appears to be slowing in Europe, and that's a source of concern for us as investors. But the Continent's long-term promise remains bright, in our view. Over the next few years, we think investors may see more cross-border business mergers such as DaimlerChrysler and BP Amoco, and that such a trend may ultimately help reduce the vestiges of nationalism, enhancing global stability and growth.

Asian Investors Breathe Easier
   Elsewhere in the world, we see the groundwork in place for a global economic recovery. In fact, overseas investors have recently been directing more investment dollars into Asia's markets based on positive news of corporate restructurings. As events unfold along the Pacific Rim, we will attempt to provide consistent returns while being mindful of the risks of international investing.
   On a positive note, the Bank of Japan's April monthly review of economic and financial developments stated that Japan's economy "appears to have stopped deteriorating" and that "the market's anxiety about li-quidity and credit risks of Japanese banks seems to have subsided."
   Amid the challenges that lay ahead in the new millennium, we remain committed to making intelligent global investments and taking sensible risks. We know you and your families have worked hard for your money. As we have since 1949, all of us at Stein Roe will do everything we can to help your mutual fund investments work hard for you.

   Sincerely,

   /s/Thomas W. Butch
   Thomas W. Butch
   President
   April 16, 1999

Fund Performance
--------------------------------------------------------------------------------
              Six-Month Cumulative and Average Annual Total Returns
                          Periods Ended March 31, 1999

                              SIX            ONE          FIVE           LIFE
                            MONTHS          YEAR          YEARS        OF FUND+
--------------------------------------------------------------------------------
Stein Roe
International Fund          18.69%         -2.84%          4.76%         4.18%
Morgan Stanley EAFE Index   22.34%          6.06%          8.75%         7.67%
Lipper International
  Fund Average              18.22%          0.02%          7.94%         7.00%
Number of Funds in
Peer Group                    590            558           165            151
--------------------------------------------------------------------------------
+ Fund began operating on 3/1/94.


Investment Comparison

Growth of a $10,000 Investment

Stein Roe International Fund

Line Chart:
                  International Fund    MSCI EAFE      Lipper International
                                        Index          Fund Average
                                                       (151 Funds)
3/1/94            10000                 10000          10000
3/31/95            9769                 10608           9769
3/31/96           11181                 11916          11515
3/31/97           11871                 12089          12495
3/31/98           12987                 14338          14841
3/31/99           12619                 14232          14553

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. The above illustration assumes a $10,000 investment on March 1, 1994, and reinvestment of income and capital gains distributions. The MSCI Europe Australasia Far East Index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. The Lipper international fund average represents an average total return for mutual funds with similar investment objectives as the Fund (peer group) as calculated by Lipper, Inc.

Photo of:: Gita R. Rao

Q&A
--------------------------------------------------------------------------------
An Interview with Gita R. Rao, Portfolio Manager of Stein Roe International
Fund and SR&F International Portfolio

On October 26, 1998, Gita R. Rao was named the portfolio manager for International Fund and SR&F International Portfolio. Ms. Rao has eight years of investment experience that includes managing global and international portfolios for Colonial Management Associates, Inc. since 1995. She holds an MBA degree from the Indian Institute of Management and master of science and doctoral degrees from the University of Rochester.

Q: How did the Fund perform between October 1998 and March 1999?

Rao: The Fund's 18.69% total return for the six months ended March 31, 1999, outpaced the results provided by the average international fund. The unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCIEAFE) Index rose 22.34% for the period.

Q: Was there much of a difference in performance in the first quarter of 1999 compared to last fall?

Rao: The Fund had a total return of 17.81% between October and the end of December, but we lost steam in the first quarter, returning less than 1%. The MSCI EAFE Index had similar results. Part of the reason was a rise in the value of the U.S. dollar, particularly against the Japanese yen in early 1999. The yen showed astonishing strength, appreciating 24% in U.S. dollar terms during the fourth quarter. This translated into higher dollar-based returns for the Fund-- as well as the MSCI EAFE Index--given that Japan then represented the portfolio's second largest country allocation (16.1% of net assets as of March
31).
   In the first quarter, the yen weakened substantially. At the same time, Europe's new unified currency, the euro, declined roughly 8% in U.S. dollar terms through the end of March due to stronger than expected U.S. economic growth and weakening economic growth in Europe. These currency losses hurt the Fund's per-formance given its weighting in Japan and in established and emerging European markets (approximately 70% of net assets).

Q: What steps has Japan taken to improve its economy?

Rao: In October, Japan's parliament approved a plan to inject 60 trillion yen ($506 billion) into the country's failed banking system. The plan uses taxpayers' money to recapitalize the banks, thus enabling banks to make new loans despite their enormous debts. In exchange for public funding, the banks agreed to restructure by cutting costs and improving lending standards.
   Since Japan enacted the plan, the credit crunch that made it difficult for small and mid-sized companies to borrow money has eased somewhat. We have also seen signs that Japan's economy is stabilizing. However, we don't think Japan is out of the woods yet and it remains to be seen whether a full-scale recovery can be achieved.

Q: Where did the Fund invest?

Rao: Among the nearly 30 countries represented in the portfolio, the United Kingdom was the Fund's largest country allocation at the end of March. We increased our weighting from 12.1% of net assets in September to 19.3% of net assets at March 31, and this helped perform-ance. This repositioning brought the Fund's UK weighting closer in line with that of the MSCI EAFE Index (22.1% as of March 31). One of the Fund's top performing stocks was UK-based Colt Telecom Group (0.9% of net assets); it outperformed the market during the first quarter of 1999.
   Japan and France (16.1% and 11.4% of net assets, respectively) were the Fund's other largest country allocations. We decreased the Fund's weightings in France, as well as Germany and Italy, based on our expectations for slower economic growth in Europe and concerns that companies may be unable to deliver earnings in such an environment.

Q: Did you invest in any markets that were not previously represented in the portfolio?

Rao: Since September, we invested in Portugal and Spain (4.6% and 0.8% of net assets, respectively). We like these smaller countries in Western Europe because they have lower labor costs. In part because they have less government bureaucracy, these countries are economically more nimble than some larger European nations like France, Italy and Germany.

Q: Did you alter the Fund's holdings in any particular industries?

Rao: We had modest expectations for international growth since last fall, and we focused on industries that are not as sensitive to the ups and downs of a country's economy. In our view, telecommunications and retail companies fit that bill. We added new positions in those sectors, including three UK-based companies: Vodafone Group, one of the largest cellular providers in the world, BP Amoco and Dixon's, a retail store operator (1.1% each of net assets.)

Q: What is your outlook for established and emerging markets?

Rao: We are concerned that slowing growth in core European countries, particularly in Germany, could create significant economic problems across the continent. If U.S. growth slows, some international companies that export their products to the United States may face reduced demand.
   We are watching carefully for signs that Asia's economies are stabilizing. We think this has begun. If a recovery develops, and if oil prices continue to rise, this may provide a floor for many commodity-based emerging markets to gain strength. When this happens, we expect to reallocate assets from more defensive sectors (telecommunications, retail and insurance) into more economically sensitive ones.

Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of March 31, 1999 and are subject to change. The MSCI EAFE Index is an unmanaged group of stocks not associated with any Stein Roe fund; it is not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. Emerging market investing also involves these risks, and emerging market equities are generally more volatile and less liquid than securities in either the U.S. or countries with established equity markets.


World's Top Performing/Worst Performing Stock Markets
Sept. 30, 1998 to March 31, 1999

South Korea (Korea Composite Index)                          126.1%
Russia (Russian Trading System Index)                         83.4%
Philippines (Philippines Composite Index)                     82.0%
Indonesia (Jakarta Composite Index)                           77.3%
Finland (HEX 20 Index)                                        59.7%
-------------------------------------------------------------------

China (Shenzhen B Index)                                     -24.2%
Denmark (Borsen BMCX Index)                                  -12.8%
Czech Republic (Prague Stock Exch.)                           -8.3%
Panama (Panama Stock General Index)                           -7.1%
Colombia (Colombia Stock Market)                              -3.3%

Past performance is no guarantee of future results. Each above index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; none are available for direct investment. Returns shown are in U.S. dollars and include reinvestment of dividends, if any. Source: Bloomberg Business News.

Fund Highlights
--------------------------------------------------------------------------------
                          SR&F International Portfolio

                    Top 10 Equity Holdings (% of Net Assets)
--------------------------------------------------------------------------------
Banque Nationale de Paris     2.6%     Vivendi                            1.8%
Total S.A.                    2.6      Koninklijke Phillips Electronic    1.8
SmithKline Beecham            2.3      Banca Popolare di Milano           1.8
Michelin                      2.1      Alcatel                            1.8
Telecom Italia                1.9      Olivetti                           1.7
--------------------------------------------------------------------------------
                                       Total                             20.4%

--------------------------------------------------------------------------------
                           Equity Portfolio Highlights
                                                                        MSCI
                                                 PORTFOLIO           EAFE INDEX
--------------------------------------------------------------------------------
Number of Holdings                                  119                1,028
Dollar Weighted Median
Market Capitalization ($ Mil)                     6,965               23,522


Pie Chart:
Economic Sector Breakdown
As of March 31, 1999
                                    Equity Portfolio            MSCI EAFE INDEX
Capital Equipment                   18%                          9%
Consumer Goods                      11%                         22%
Energy                              11%                         11%
Financial                           20%                         25%
Materials                            7%                          6%
Multi-Industry                       2%                          1%
Services                            31%                         26%

Fund Highlights Continued
--------------------------------------------------------------------------------

                               Country Allocations
                                International Fund          MSCI EAFE Index
United Kingdom                  19.3%                       22.1%
Japan                           16.1%                       23.1%
France                          11.4%                        9.3%
Netherlands                      7.2%                        5.9%
Germany                          5.5%                        9.5%
Italy                            5.4%                        5.0%
Portugal                         4.6%                        0.6%
Sweden                           4.4%                        2.7%
Finland                          3.6%                        1.8%
Switzerland                      3.5%                        7.3%
South Korea                      3.0%
Norway                           3.0%                        0.4%
Brazil                           2.3%
Argentina                        2.2%                        1.6%
Hong Kong                        1.0%                        2.1%
Spain                            0.8%                        3.0%
Australia                        0.8%                        2.8%
Mexico                           0.7%
Philippines                      0.6%
Malaysia                         0.2%
Thailand                         0.2%
Indonesia                        0.2%
New Zealand                      0.1%                        0.2%
Belgium                          0.1%                        0.1%
Other Assets                     3.8%

Note: Holdings are disclosed as a percentage of SR&F International Portfolio's total net assets. The MSCI EAFE Index is an unmanaged group of international securities that differs from the composition of any Stein Roe fund; it is not available for direct investment.

SR&F International Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
Equity Securities (96.2%)                                OF SHARES         VALUE
--------------------------------------------------------------------------------
Argentina (2.2%)
Telecom Argentina SA ADRs............................      32,700         $  897
YPF Sociedad Anonima ADRs............................      54,600          1,723
                                                                        --------
                                                                           2,620
Australia (0.8%)
Brierley Investments Limited.........................   1,824,883            452
Reinsurance Australia................................     401,009            473
                                                                        --------
                                                                             925
Belgium (0.1%)
Fortis (B) CVG.......................................      12,992             60
Fortis (B) Strips VVPR (a)...........................     116,928              1
                                                                        --------
                                                                              61
Brazil (2.3%)
Embratel Participacoes ADRs..........................      33,400            557
Tele Celular Sul Participacoes ADRs..................       3,340             64
Tele Centro Oeste Cel ADRs...........................      11,133             41
Tele Centro Sul Participacoes ADRs...................       6,680            309
Tele Leste Celular Participacoes ADRs................         668             21
Tele Nordeste Celular Participacoes ADRs.............       1,670             37
Tele Norte Celular Participacoes ADRs................         668             20
Tele Norte Leste Part ADRs...........................      33,400            515
Tele Sudeste Celular Part ADRs.......................       6,680            135
Telebras ADRs........................................      33,400              5
Telemig Celular Participacoes ADRs...................       1,670             44
Telesp Celular Participacoes ADRs....................      13,360            280
Telesp Participacoes SA ADRs.........................      33,400            689
                                                                        --------
                                                                           2,717
Finland (3.6%)
Enso, R shares ......................................     157,600          1,562
Kemira ..............................................      38,300            239
Merita, A shares.....................................     245,400          1,312
Metsa-Serla, B shares...............................      164,500          1,205
                                                                        --------
                                                                           4,318
France (11.4%)
Alcatel .............................................      18,466          2,119
Banque Nationale de Paris............................      35,977          3,125
Michelin, B shares...................................      56,850          2,545
Moulinex (a).........................................      49,300            537
Vivendi..............................................       8,780          2,156
Vivendi warrants (a).................................      17,673             43
Total, B shares......................................      24,896          3,061
                                                                        --------
                                                                          13,586
Germany (5.5%)
DaimlerChrysler.....................................       13,050          1,133
Deutsche Bank........................................      28,550          1,466
Henkel KGaA
   Preferred shares..................................      16,500          1,209
MAN .................................................      46,000          1,286
Mannesmann ..........................................      11,440          1,458
                                                                        --------
                                                                           6,552
SR&F International Portfolio  Continued
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
Hong Kong (1.0%)
Companion Building Materials Holdings................  11,118,752         $  128
Hong Kong Ferry......................................     633,000            662
Vitasoy International Holdings.......................   1,530,455            444
                                                                        --------
                                                                           1,234
Indonesia (0.2%)
Charoen Pokphand Indonesia...........................   1,037,500             18
Ever Shine Textile (a)...............................   2,019,688             47
Matahari Putra Prima (a).............................   6,083,000            158
                                                                        --------
                                                                             223
Italy (5.4%)
Banca Popolare di Milano.............................     229,000          2,122
Olivetti (a).........................................     642,320          2,002
Telecom Italia, savings shares.......................     390,825          2,320
                                                                        --------
                                                                           6,444
Japan (16.1%)
Bank of Tokyo Mitsubishi Ltd.........................      95,000          1,305
Bridgestone .........................................      52,000          1,321
Canon ...............................................      45,000          1,109
Daiwa House Industry.................................     104,000          1,183
Honda Motor..........................................      27,000          1,215
Ito-Yokado...........................................      26,000          1,667
JF Japan OTC Fund (a)................................         840            515
Kaneshita Construction...............................      43,000            242
KAO Corporation......................................      31,000            682
Murata Manufacturing.................................      24,000          1,272
Nichiei..............................................       6,000            536
Nippon Telegraph & Telephone.........................         107          1,044
NTT Mobile Communication Network.....................          25          1,231
Promise..............................................      34,800          1,833
Sony ................................................       8,000            737
Sumitomo Heavy Industries............................     573,000          1,229
Tokyo Style..........................................     130,000          1,313
World Equity Benchmark Shares - Japan Index Series...      72,300            832
                                                                        --------
                                                                          19,266
Malaysia (0.2%)
IOI Properties (b)...................................     298,000            257

Mexico (0.7%)
Grupo Carso, series A1...............................     198,000            813

Netherlands (7.2%)
Fortis Amev..........................................      46,858          1,795
Koninklijke Ahold NV.................................      17,300            662
Koninklijke Philips Electronics ADRs.................      26,000          2,143
Koninklijke Sphinx Gustavsberg (a)...................      52,427            291
KPN..................................................      43,271          1,718
TNT Post Groep ......................................      43,710          1,314
Vendex NV............................................      26,700            643
                                                                        --------
                                                                           8,566
New Zealand (0.1%)
Brierley Investments.................................     560,000            138

Norway (3.0%)
Helicopter Services Group............................     113,800            660
Norsk Hydro .........................................      39,400          1,600
Saga Petroleum ......................................     122,700          1,337
                                                                        --------
                                                                           3,597

SR&F International Portfolio  Continued
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
Philippines (0.6%)
Metro Pacific........................................  11,451,460         $  556
Southeast Asia Cement Holdings (a)...................  15,753,900            211
                                                                        --------
                                                                             767
Portugal (4.6%)
Banco Comercial Portugures ..........................      32,100            968
Banco Pinto & Sotto Mayor ...........................      50,600            996
Cimpor Cementos......................................      30,700            857
Jeronimo Martins ....................................      21,500            765
Portugal Telecom ADRs................................      25,057          1,098
Telecel Comunicacaoes Pessoais.......................       5,300            842
                                                                        --------
                                                                           5,526
South Korea (3.0%)
Samchully ...........................................      31,443            846
Samsung Electronics
   GDRs..............................................       6,834            280
   Ordinary shares...................................       6,428            498
   Preferred shares..................................      59,374          1,884
SK Telecom...........................................         110             96
                                                                        --------
                                                                           3,604
Spain (0.8%)
Centros Comerciales Continente ......................      34,400            955

Sweden (4.4%)
Asticus (a)..........................................      95,650          1,344
Avesta-Sheffield.....................................     225,900            862
Biora ADRs (a).......................................      29,100            382
Diligentia...........................................     185,900          1,463
SSAB, B shares.......................................      94,475          1,155
                                                                        --------
                                                                           5,206
Switzerland (3.5%)
Bucher Holding.......................................       1,651          1,360
Danzas Holding.......................................       2,855          1,050
Novartis.............................................       1,118          1,812
                                                                        --------
                                                                           4,222
Thailand (0.2%)
IFCT.................................................     851,100            266

United Kingdom (19.3%)
Allied Irish Bank....................................      38,400            662
Allied Zurich .......................................      80,000          1,064
Billiton ............................................      91,600            220
BG ..................................................     279,264          1,640
BP Amoco ADRs........................................      13,000          1,312
British American Tobacco.............................     116,000            962
Carlton Communications...............................      83,000            813
Celsis International (a).............................     551,405            182
Centrica (a).........................................     618,000          1,091
Colt Telecom Group...................................      62,000          1,094
CRH..................................................      33,300            571
Dixons Group.........................................      61,000          1,286
GKN..................................................      73,000          1,113
Inchcape.............................................     835,002          1,911
Lloyds TSB Group.....................................      80,000          1,230

SR&F International Portfolio  Continued
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
United Kingdom (19.3%) (continued)
Powerscreen International ...........................     514,916      $   1,236
Racal Electronics....................................     261,300          1,678
SmithKline Beecham ..................................     189,235          2,727
Tesco ...............................................     348,000            931
Vodafone Group.......................................      68,000          1,268
                                                                        --------
                                                                          22,991
                                                                        --------
Total Equity Securities
   (Cost $107,973)...................................                    114,854
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (3.1%)
United States (3.1%)
Repurchase Agreement (3.1%)
Warburg Repurchase Agreement 4.900% 4/1/99
   (Cost $3,699).....................................          3,699       3,699
Total Investments (99.3%)
   (Cost $111,672) (c)...............................                    118,553
Other Assets, Less Liabilities (0.7%)................                        779
                                                                        --------
Total Net Assets (100.0%)............................                   $119,332
                                                                        ========
--------------------------------------------------------------------------------
Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Security is illiquid. At March 31, 1999 the value of this security was 0.2 percent of total net assets.

(c) At March 31, 1999, the cost of investments for federal income tax purposes was $111,781. Net unrealized appreciation was $6,772, consisting of gross unrealized appreciation of $27,336 and gross unrealized depreciation of $20,564.

See accompanying Notes to Financial Statements.

Stein Roe International Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
March 31, 1999
(All amounts in thousands, except per-share data)
(Unaudited)

Assets
Investments in SR&F International Portfolio, at value ..........      $ 119,226
Other assets ...................................................            117
Receivable for fund shares sold ................................              1
                                                                      ---------
   Total assets ................................................        119,344
                                                                      ---------
Liabilities
Payable for fund shares redeemed ...............................          2,106
Payable to investment adviser and transfer agent ...............             37
Other liabilities ..............................................            144
                                                                      ---------
   Total liabilities ...........................................          2,287
                                                                      ---------
   Net assets ..................................................      $ 117,057
                                                                      =========
Analysis of Net Assets
Accumulated overdistributed net investment income ..............           (803)
Accumulated net realized loss on investments ...................           (435)
Net unrealized appreciation on investments and foreign
   currency translations .......................................          6,831
                                                                      ---------
   Net assets ..................................................      $ 117,057
                                                                      =========
Shares outstanding (unlimited number authorized) ...............         10,870
                                                                      =========
Net asset value per share ......................................      $   10.77
                                                                      =========
See accompanying Notes to Financial Statements.

Stein Roe International Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended March 31, 1999
(All amounts in thousands)
(Unaudited)


Investment Income
Dividends allocated from SR&F International Portfolio ............     $    448
Interest allocated from SR&F International Portfolio .............          106
                                                                       --------
                                                                            554
Foreign taxes withheld allocated from
   SR&F International Portfolio ..................................          (49)
                                                                       --------
Total investment income ..........................................          505
                                                                       --------
Expenses
Expenses allocated from SR&F International Portfolio .............          621
Transfer agent fees ..............................................          156
Administrative fees ..............................................           91
SEC and state registration fees ..................................           19
Accounting fees ..................................................           13
Audit and legal fees .............................................            9
Trustees' fees ...................................................            7
Custodian fees ...................................................            1
                                                                       --------
   Total expenses ................................................          917
                                                                       --------
   Net investment income .........................................         (412)
                                                                       --------
Realized and Unrealized Gains (Losses) on Investments
Net realized gain on investments allocated from SR&F
   International Portfolio .......................................        7,963
Net realized loss on foreign currency transactions allocated
   from SR&F International Portfolio .............................          (23)
                                                                       --------
   Net realized gain .............................................        7,940
Net change in unrealized appreciation or depreciation on
   investments and foreign currency translations .................       13,396
                                                                       --------
Net gain on investments ..........................................       29,276
                                                                       --------
Net Increase in Net Assets Resulting from Operations .............     $ 20,924
                                                                       ========
See accompanying Notes to Financial Statements.

Stein Roe International Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)
                                                                              (Unaudited)
                                                                              Six Months             Year Ended
                                                                         Ended March 31,          September 30,
                                                                                    1999                   1998
                                                                               ---------              ---------
Operations
Net investment income (loss) .......................................           $    (412)             $     919
Net realized gain (loss) on investments and
   foreign currency transactions ...................................               7,940                 (7,353)
Net change in unrealized appreciation or depreciation on
   investments and foreign currency translations ...................              13,396                (18,814)
                                                                               ---------              ---------
   Net increase (decrease) in net assets resulting
     from operations ...............................................              20,924                (25,248)
                                                                               ---------              ---------
Distributions to Shareholders
Distributions from net investment income ...........................              (1,136)                (1,450)
Distributions from net capital gains ...............................                --                   (8,026)
                                                                               ---------              ---------
   Total distributions to shareholders .............................              (1,136)                (9,476)
                                                                               ---------              ---------
Share Transactions
Subscriptions to fund shares .......................................              61,041                 61,513
Value of distributions reinvested ..................................                 777                  7,003
Redemptions of fund shares .........................................             (78,793)               (85,636)
                                                                               ---------              ---------
   Net decrease from share transactions ............................             (16,975)               (17,120)
                                                                               ---------              ---------
   Net increase (decrease) in net assets ...........................               2,813                (51,844)
Total Net Assets
Beginning of period ................................................             114,244                166,088
                                                                               ---------              ---------
End of period ......................................................           $ 117,057              $ 114,244
                                                                               =========              =========
Undistributed (Overdistributed) Net Investment Income ..............           $    (803)             $     745
                                                                               =========              =========
Analysis of Changes in Shares of Beneficial Ownership
Subscriptions to fund shares .......................................               5,858                  5,773
Issued in reinvestment of distributions ............................                  76                    738
Redemptions of fund shares .........................................              (7,538)                (8,127)
                                                                               ---------              ---------
   Net decrease in fund shares .....................................              (1,604)                (1,616)
Shares outstanding at beginning of period ..........................              12,474                 14,090
                                                                               ---------              ---------
Shares outstanding at end of period ................................              10,870                 12,474
                                                                               =========              =========

See accompanying Notes to Financial Statements.

SR&F International Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
March 31, 1999
(All amounts in thousands)
(Unaudited)

Assets
Investments, at market value (cost $111,672) ......................     $118,553
Dividends receivable ..............................................          814
Receivable for investments sold ...................................           74
Cash ..............................................................            1
                                                                        --------
   Total assets ...................................................      119,442
                                                                        --------
Liabilities
Payable for investments purchased .................................            4
Payable to investment adviser .....................................           99
Other liabilities .................................................            7
                                                                        --------
   Total liabilities ..............................................          110
                                                                        --------
   Net assets applicable to investors' beneficial interest ........     $119,332
                                                                        ========

See accompanying Notes to Financial Statements.

SR&F International Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended March 31, 1999
(All amounts in thousands)
(Unaudited)

Investment Income
Dividends ..........................................................   $    448
Interest ...........................................................        106
                                                                       --------
                                                                            554
Foreign taxes withheld .............................................        (48)
                                                                       --------
   Total investment income .........................................        506
                                                                       --------

Expenses
Management fees ....................................................        430
Custodian fees .....................................................         56
Administrative fees ................................................         54
Accounting fees ....................................................         14
Trustees' fees .....................................................         12
Audit and legal fees ...............................................          5
Transfer agent fees ................................................          3
Other ..............................................................         48
                                                                       --------
   Total expenses ..................................................        622
                                                                       --------
   Net investment loss .............................................       (116)
                                                                       --------
Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions
Net realized gain on investments ...................................      7,869
Net realized loss on foreign currency transactions .................        (23)
                                                                       --------
Net gain ...........................................................      7,846
Net change in unrealized appreciation or depreciation on
   investments and foreign currency translations ...................     13,532
                                                                       --------
   Net gain on investments and foreign currency transactions .......     21,378
                                                                       --------
Net Increase in Net Assets Resulting from Operations ...............   $ 21,262
                                                                       ========

See accompanying Notes to Financial Statements.

SR&F International Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)
                                                                         (Unaudited)
                                                                         Six Months       Year Ended
                                                                    Ended March 31,    September 30,
                                                                               1998          1997 (a)
                                                                          ---------        ---------
Operations
Net investment income (loss) .........................................    $    (116)       $   1,687
Net realized gain (loss) on investments and foreign
   currency transactions .............................................        7,846           (7,697)
Net change in unrealized appreciation or depreciation
   on investments and foreign currency translations ..................       13,532          (18,940)
                                                                          ---------        ---------
   Net increase (decrease) in net assets resulting
     from operations .................................................       21,262          (24,950)
                                                                          ---------        ---------
Transactions in Investors' Beneficial Interest
Contributions ........................................................       34,305           39,808
Withdrawals ..........................................................      (50,945)         (66,578)
                                                                          ---------        ---------
   Net decrease from transactions in investors'
     beneficial interest .............................................      (16,640)         (26,770)
                                                                          ---------        ---------
   Net increase (decrease) in net assets .............................        4,622          (51,720)
Total Net Assets
Beginning of period ..................................................      114,710          166,430
                                                                          ---------        ---------
End of period ........................................................    $ 119,332        $ 114,710
                                                                          =========        =========

See accompanying Notes to Financial Statements.

Notes to Financial Statements

(All amounts in thousands) (Unaudited)


Note 1. Organization
Stein Roe International Fund (the "Fund") is a series of Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. International Fund invests substantially all of its assets in SR&F International Portfolio (the "Portfolio"), which seeks long-term growth by investing primarily in the stocks of large foreign companies.
   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, Stein Roe International Fund contributed $132,942 in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1999, Stein Roe International Fund owned 99.9 percent, of the Portfolio.

Note 2. Significant
Accounting Policies
The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
   The books and records of the Fund and Portfolio are maintained in U.S. dollars.

Investment Transactions and Investment Income
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

Security Valuations
All securities are valued as of March 31, 1999. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between the last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Currency Translations
For purposes of valuation, assets and liabilities are translated into U.S. dollars using that day's currency exchange rates that represent the midpoint between the bid and asked rates. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Forward Currency Exchange Contracts
The Fund and Portfolio may enter into forward foreign currency exchange contracts under which each Fund or Portfolio is obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Neither the Fund nor the Portfolio had open contracts at March 31, 1999.

Federal Income Taxes
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.
   The Fund intends to utilize provisions of federal income tax law, which allows it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, International Fund had a capital loss carryforward of $8,255, which expires in 2006.

Distributions to Shareholders
   Each Fund annually declares and pays dividends of any net investment income and net realized capital gains, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax-basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.
   Reclassifications in the Funds' accompanying analysis of net assets could be made in 1999 in order to reflect differences between financial reporting and income tax results. The differences primarily relate to treatment of investments in passive foreign investment companies and foreign currency gains and losses.

Note 3. Trustees' Fees and Transactions with Affiliates

The Fund and the Portfolio pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and administrator. The management fee for SR&F International Portfolio is computed at an annual rate of
 .85 percent of average daily net assets. The administrative fee for the Fund is computed at an annual rate of .15 percent of average daily net assets.
   The Adviser also provides fund accounting services. For the six months ended March 31, 1999, the Fund and the Portfolio incurred charges of $13 and $14, respectively.
   Transfer agent fees are paid to SteinRoe Services Inc. ("SSI"), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Fund.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the six months ended March 31, 1999, was $7 and $12, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Short-Term Debt
To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the six months ended March 31, 1999.

Note 5. Investment Transactions
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended March 31, 1999 were $34,128 and $42,077, respectively.

Financial Highlights
--------------------------------------------------------------------------------
International Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                        (Unaudited)
                                                                  Six months ended
                                                                         March 31,          Year ended September 30,
                                                                              1999             1998            1997
                                                                          --------         --------        --------
Net Asset Value, Beginning of Period............................          $   9.16         $  11.79        $  10.96
                                                                          --------         --------        --------
Income From Investment Operations
   Net investment income........................................             (0.03)            0.07            0.06
   Net realized and unrealized gains (loss) on investments......              1.74            (2.01)           0.99
                                                                          --------         --------        --------
     Total from investment operations...........................              1.71            (1.94)           1.05
                                                                          --------         --------        --------
Distributions
   Net investment income........................................             (0.10)           (0.11)          (0.08)
   Net realized capital gains...................................                --            (0.58)          (0.14)
                                                                          --------         --------        --------
     Total distributions........................................             (0.10)           (0.69)          (0.22)
                                                                          --------         --------        --------
Net Asset Value, End of Period..................................          $  10.77         $   9.16        $  11.79
                                                                          ========         ========        ========
Ratio of net expenses to average net assets.....................              1.50%(c)         1.53%           1.55%
Ratio of net investment income to average net assets............             (0.67)%(c)        0.62%           0.55%
Portfolio turnover rate.........................................               N/A              N/A              11%(a)
Total return ...................................................             18.69%(d)       (16.67%)          9.84%
Net assets, end of period (000's)...............................          $117,057         $114,244        $166,088
                                                                                                             Period
                                                                                                              Ended
                                                                          Year ended September 30,        Sept. 30,
                                                                            1996              1995          1994 (b)
                                                                         -------           -------          -------
Net Asset Value, Beginning of Period............................         $ 10.25           $ 10.61          $ 10.00
                                                                         -------           -------          -------
Income From Investment Operations
   Net investment income........................................            0.09              0.12             0.03
   Net realized and unrealized gains (loss) on investments......            0.74             (0.26)            0.58
                                                                         -------           -------          -------
     Total from investment operations...........................            0.83             (0.14)            0.61
                                                                         -------           -------          -------
Distributions
   Net investment income........................................           (0.12)            (0.05)              --
   Net realized capital gains...................................          --                 (0.17)              --
                                                                         -------           -------          -------
     Total distributions........................................           (0.12)            (0.22)              --
                                                                         -------           -------          -------
Net Asset Value, End of Period..................................         $ 10.96           $ 10.25          $ 10.61
                                                                         =======           =======          =======
Ratio of net expenses to average net assets.....................            1.51%             1.59%            1.61%(c)
Ratio of net investment income to average net assets............            1.01%             1.41%            0.61%(c)
Portfolio turnover rate.........................................              42%               59%              48%
Total return ...................................................            8.23%            (1.28%)           6.10%
Net assets, end of period (000's)...............................        $135,545           $83,020          $74,817

(a)      Prior to commencement of operations of the Portfolio.
(b)      From commencement of operations on March 1, 1994.
(c)      Annualized
(d)

SR&F International Portfolio
                                                           (Unaudited)
                                                     Six Months Ended           Year Ended           Period Ended
                                                            March 31,        September 30,          September 30,
                                                                 1999                 1998                   1997(a)
                                                          -----------          -----------            -----------
Ratio of net expenses to average net assets ..............      1.01%(b)              1.02%                 0.98%(b)
Ratio of net investment income to average net assets .....     (0.19)%(b)             1.13%                 1.58%(b)
Portfolio turnover rate ..................................        30%                   32%                   18%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

To Contact Us. . .
--------------------------------------------------------------------------------
By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available seven days a week, from 7 a.m. to 7 p.m. weekdays and from 9 a.m. to 1 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.

In Person
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you with information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Investment Trust

Trustees
John A. Bacon Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger,
 Senior Vice President, Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome,
 Vice President, Assistant Secretary
J. Kevin Connaughton, Vice President
William M. Garrison, Vice President
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Timothy Jacoby, Vice President
Gail D. Knudsen, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish,
 Vice President, Assistant Secretary
Brian J. Pollard, Vice President
Gita R. Rao, Vice President
Michael E. Rega, Vice President
Steven M. Salopek, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Sharlene A. Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
Ernst & Young LLP
Independent Auditors

The Stein Roe Mutual Funds

Fixed Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Floating Rate Income Fund
Intermediate Bond Fund
Income Fund
High Yield Fund
Equity Funds
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund*
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Large Company Focus Fund
Midcap Growth Fund**
Special Venture Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund

 * Formerly Special Fund
** Formerly Growth Opportunities Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

           In Chicago, visit our Fund Center at One South Wacker Drive

                         Liberty Funds Distributor, Inc.

                                                                      IN11A 5/99